

CORBUS PHARMACEUTICALS™

Vision: Become the Leader in the Treatment of Inflammatory and Fibrotic Diseases by Targeting the Endocannabinoid System with the Industry's Leading Pipeline

Forward-Looking Statements

This presentation contains certain forward-looking statements, including those relating to the Company's product development, clinical trials, clinical and regulatory timelines, market opportunity, competitive position, possible or assumed future results of operations, business strategies, potential growth opportunities and other statements that are predictive in nature. Additional written and oral forward-looking statements may be made by the Company from time to time in filings with the Securities and Exchange Commission (SEC) or otherwise. The Private Securities Litigation Reform Act of 1995 provides a safe-harbor for forward-looking statements. These statements may be identified by the use of forward-looking expressions, including, but not limited to, "expect," "anticipate," "intend," "plan," "believe," "estimate," "potential," "predict," "project," "should," "would" and similar expressions and the negatives of those terms. These statements relate to future events or our financial performance and involve known and unknown risks, uncertainties, and other factors which may cause actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. Such factors include those set forth in the Company's filings with the SEC. Prospective investors are cautioned not to place undue reliance on such forward-looking statements, which speak only as of the date of this presentation. The Company undertakes no obligation to publicly update any forward-looking statement, whether as a result of new information, future events or otherwise.

VISION

Become the Leader in the Treatment of Inflammatory and Fibrotic Diseases by Targeting the Endocannabinoid System with the Industry's Leading Pipeline

Investment Highlights

NASDAQ: **CRBP**
Founded: **2014**
Employees: **65**
Based in: **Norwood, MA**
Capital raised to-date:
$128 million
Additional awards and grants from NIH and CFF:
$45 million

Leading
ECS Pipeline
Rationally-designed small molecules

~$5 billion
Potential Annual Market Opportunity[1]

350,000
Patients in Major Markets[1]

Unique MOA
Target CB1 and CB2 receptors: G-Protein Coupled Receptors (GPCRs)
Modulate inflammation + fibrosis w/o immunosuppression

Late and Early Stage Programs
Lenabasum in Phase 3 for SSc and DM and Phase 2 for CF and SLE

> Fast Track Status in SSc & CF
> Orphan Drug Designation in SSc, DM & CF

CRB-4001
Planned NIH **Phase 2**
Preparing for Phase 1 in 2019

Unencumbered Global Commercial Rights
600+
Compounds

Proven
Expertise in clinical development of ECS-targeting drug candidates

1: Health Advances, LLC; Patient population and market value for lenabasum in 3 indications in US, EU, Japan; excludes lenabasum for treatment of Lupus or Jenrin Discovery assets

Focus on the Endocannabinoid System (ECS)

The ECS is a master-regulator of inflammation and fibrosis

Broad applicability



CB1
Brain
Lungs
Vascular System
Muscles
Gastrointestinal Tract
Reproductive Organs
Immune System
Liver
Bone Marrow
Pancreas
CB2
Spleen
Bones
Skin
Immune System
Liver
Bone Marrow
Pancreas

Well-understood biology

GPCR Binding



CB1, CB2
EM
EMN
FAN
Gi/o
AC
N, P/Q
K⁺ channel type A
Ceramide
ERK, JNK, p38
βγ
PI3K, PKB/Akt
AMPc
PKA
FAK

Target for rational drug design



O
OH
OH
H
H
O

ECS as a Therapeutic Target


AEA
2-AG
CB agonists
Key:
Lipid rafts
Inhibition
Activation
CBR
E-cadherin
ERK
p27
p21
Cyc D
Cyc E
cdk2
cdc2
p38
JNK
ERK
Ceramide
PI3K
Akt
mTOR
AMPK
↓cAMP
β-catenin
RhoA
FAK
Src
↑E-cadherin
↓Vimentin, fibronectin
↓Snail1, Slug, Twist
↑ROS
↑proapoptotic proteins
Block
↓VEGF
↓Ang-2
↓MMP-2
↑TIMP-1
Cell cycle
Proliferation
Apoptosis
Autophagy
Cell death
Angiogenesis
Metastases
Tumor progression
Epithelial–mesenchymal transition
TRENDS in Pharmacological Sciences

- Major receptors: CB2 and CB1
- GPCRs that modulate cAMP, intracellular signaling pathways, and ion channels
- CB2 human polymorphisms:
  - ⬆ autoimmunity
  - ⬆ inflammation
  - ⬆ fibrosis
- CB1 human polymorphisms:
  - ⬇ inflammation
  - ⬇ fibrosis in NASH or PBC
- Confirmed in CB1 and CB2 KO mice studies

Corbus Is Evolving

CORBUS **YESTERDAY**[1]

Industry's 1st use of ECS receptor (CB2) agonist as potential treatment for patients with rare inflammatory and fibrotic diseases

Lenabasum

CB2 **activator** in the systemic autoimmune diseases and CF

CORBUS **TODAY**

Second ECS-targeting drug candidate headed for clinical testing 2019 + robust pre-clinical pipeline

Phase 3

CRB-4001

CB1 **inhibitor** in diseases with organ-specific fibrosis (e.g., liver, lung, heart, kidney)

CORBUS **TOMORROW**

Goal: 1-2 new clinical programs each year using ECS-targeting drug candidates

Rationally designed drug candidates

Multiple additional potential disease indications

1: September 19, 2018

Two Differentiated Drug Candidates Selectively Targeting ECS to Treat Inflammation/Fibrosis

Compound	Phase	Target	Receptor Affinity	Blood Brain Barrier Penetration
Lenabasum	Phase 3 in SSc & DM, positive Phase 2 data in 3 indications	CB2 agonist	CB1:CB2 1:12	Limited
CRB-4001	Preparing for Phase 1 to be followed by NIH-sponsored Phase 2 study	CB1 inverse agonist	CB1:CB2 700:1	Minimal

Early and Late Stage Programs


Preclinical
Phase 1
Phase 2
Phase 3
Launch
Lenabasum
Multi-system Inflammatory
Systemic Sclerosis
Dermatomyositis
Systemic Lupus Erythematosus
Genetic
Cystic Fibrosis
Targeting 2021
CRB-4001
Diseases with organ-specific fibrosis (e.g., liver, lung, heart, kidney)
Targeting 2019
NIH to run Phase 2 study
Pre-clinical library (over 600 compounds)
Goal: 1-2 new Phase 1 programs each year starting in 2020

History of "Pipeline in a Product" for Successful Drugs Targeting Inflammation

4 of top 5 top-selling US drugs (2016) with combined sales of $42 billion in 2017[1,2]

Rituxan® Rituximab

$9B

2017 WW sales[2]

FDA Approved For:

- Rheumatoid arthritis (RA)
- Non-Hodgkin's Lymphoma (NHL)
- Chronic Lymphocytic Leukemia (CLL)
- Granulomatosis With Polyangiitis (GPA) & Microscopic Polyangiitis (MPA)
- Pemphigus Vulgaris (PV)

Approved: 1997

Roche

Enbrel® etanercept

$8B

2017 WW sales[2]

FDA Approved For:

- Rheumatoid arthritis (RA)
- Juvenile idiopathic arthritis (JIA)
- Psoriatic arthritis (PsA)
- Ankylosing spondylitis (AS)
- Psoriasis (Ps)

Approved: 1998

AMGEN

Remicade® INFLIXIMAB

$7B

2017 WW sales[2]

FDA Approved For:

- Rheumatoid arthritis (RA)
- Psoriatic arthritis (PsA)
- Ankylosing spondylitis (AS)
- Crohn's disease (CD)
- Psoriasis (Ps)
- Ulcerative colitis (UC)

Approved: 1999

Johnson & Johnson

HUMIRA® adalimumab

$18B

2017 WW sales[2]

FDA approved for:

- Rheumatoid arthritis (RA)
- Juvenile idiopathic arthritis (JIA)
- Psoriatic arthritis (PsA)
- Ankylosing spondylitis (AS)
- Crohn's disease (CD)
- Hidradenitis suppurativa (HS)
- Psoriasis (Ps)
- Ulcerative colitis (UC)

Approved: 2002

abbvie

1: IgeaHub (August 8, 2017) Top 20 Drugs in the World 2017; 2: statistica.com

Broad Applicability of Expanded Corbus Pipeline

Lenabasum

Preferential CB2 agonist
Peripheral preference

TARGETED INDICATIONS

- Systemic Sclerosis (Phase 3)
- Dermatomyositis (Phase 3)
- Lupus (Phase 2)
- Cystic Fibrosis (Phase 2)

Projected Launch 2021

CRB-4001

2nd Gen CB1 inverse agonist
Peripherally-restricted

POTENTIAL INDICATIONS

- NASH
- Primary biliary cholangitis
- Idiopathic pulmonary fibrosis
- Radiation-induced pulmonary fibrosis
- Myocardial fibrosis
- Interstitial nephritis

Phase 1 Targeting 2019

Significant Market Opportunity for Lead Programs

Systemic Sclerosis

~200,000 patients in U.S., EU and Japan[1]

~$1.4B - $2.2B Lenabasum annual potential market opportunity[1]

Dermatomyositis

~80,000 patients in U.S., EU and Japan[1]

~$1B - $2B Lenabasum annual potential market opportunity[1]

Cystic Fibrosis

~70,000 patients in U.S. and EU[1]

~$0.7 - $1B Lenabasum annual potential market opportunity[1]

CRB-4001

Organ-specific fibrosis

Lupus

~550,000 patient population in U.S., EU and Japan[1];

~$2B-$3B market opportunity[1]

1: Health Advances, LLC; Lenabasum Commercial Market Assessment, peak annual revenue opportunity.

Unencumbered Commercial Rights Provide for Global / Regional Strategic Optionality


EUROPE PATIENT POPULATIONS[1]:
SSc: 81,000
DM: 31,000
SLE: 240,000
CF: 39,000
JAPAN PATIENT POPULATIONS[1]:
SSc: 28,000
DM: 9,000
SLE: 50,000
NORTH AMERICA PATIENT POPULATIONS[1]:
SSc: 84,000
DM: 40,000
SLE: 280,000
CF: 30,000
CHINA PATIENT POPULATION[2]:
SSc:140,000
DM: 70,000
SLE: 420,000

1: Health Advances, LLC; Lenabasum Commercial Market Assessment, 2: Rheumatology, Ru Li, Jian Sun, et al. (2012)

Competitive Landscape

PHYTOCANNABINOID COMPANIES

- ☒ Not competitors
- ☒ Focused on CBD or THC-based CB1 agonists for CNS
- GW Pharma: Epidiolex™ (CBD) approved 2018
- Insys: Syndros™ (THC) approved 2017

Systemic Sclerosis

- **Roche** (Tocilizumab IL-6 receptor blocker: Ph 3 missed primary outcome)
- **Bayer** (Riociguat, PAH drug: Ph 2 missed primary outcome)
- **BI** (Nintedanib, IPF drug: Ongoing Ph 3 for ILD in SSc)
- **BMS** (Abatacept, RA drug: Ph 2 missed primary outcome)
- **GSK** (GSK2330811 anti-oncostatin M Mab: Ph 2)

Dermatomyositis

- **Idera** (TLR target: Ph 2 missed primary outcome)
- **Pfizer** (PF-06823859 interferon beta inhibitor: Ph 2a)

Inflammation in CF

- **Celtaxys** (acebilustat LTA4 hydrolase inhibitor: Ph 2 missed primary outcome)
- **CFTR products are not direct competitors** (Vertex)

Lenabasum

Leadership in Targeting ECS for Rare Inflammatory and Fibrotic Diseases

Lenabasum At A Glance

- Orally-administered, rationally-designed, preferential CB2 agonist
- Active in animal models including systemic sclerosis, CF and rheumatoid arthritis
- Active in human model of innate immune response ("blister model")
- Non-immunosuppressive with favorable safety profile to-date
- Positive data in Phase 2 in:
  - Systemic Sclerosis
  - Dermatomyositis
  - Cystic Fibrosis

Lenabasum *In Vitro* Profiling Suggests Advantages Over Commercial Anti-Inflammatories

Decreased Increased

IMMUNOSUPPRESSION
Lenabasum is not suppressing immune cell activation

EPITHELIAL INFLAMMATION
Lenabasum reduces production of inflammatory mediators by epithelial cells

FIBROSIS
Lenabasum reduces production of inflammatory mediators and extracellular matrix by connective tissue cells

Drug	Conc.	$/yr
Lenabasum	3.3μ	N/A
Actemra™	100μ	>$1bn
Ofev™	1.1μ	>$1bn
Esbriet™	1700μ	>$800mn
Xeljanz™	0.37μ	>$1bn


Monocyte Activation
T cell Activation
B cell Activation
Epithelial Inflammation and Remodeling
Wound Healing, Matrix and Tissue Remodeling, Fibrosis and Inflammation

DiscoverX is now eurofins asures effect on human cellular functions

Biologic Activity of Lenabasum in Patients with Targeted Diseases

Systemic Sclerosis

Improvement/stability in skin inflammation


Placebo N = 13
15%
16%
69%
P = 0.008
Fisher's exact test two-sided
Lenabasum N = 23
14%
38%
48%

Improvement/stability in skin fibrosis


Placebo
46%
15%
39%
P = 0.049
Fisher's exact test two-sided
Lenabasum
9%
43%
48%

Decreased expression of relevant genes


Fibronectin
Thrombospondin 1

Dermatomyositis

Co-localization of CD4, CB2, IFNγ staining in skin



Decrease in CD4 T cells and Type I IFN signature



Reduction in IFNβ and IFNγ



Cystic Fibrosis

Reduction in inflammatory markers in lung sputum


Reduction with lenabasum 20 mg BID compared to placebo (Log_{10})
-0.70
Neutrophils, cells/ml
-1.49
Eosinophils, cells/ml
-1.34
Lymphocytes, cells/ml
-0.61
Macrophages, cells/ml
-0.23
Neutrophil elastase, mcg/ml
-0.19
IL-8, pg/mL
-0.19
IgG, mg/dl
-2.5
-2
-1.5
-1
-0.5
0
Least squares mean difference from placebo (SE), Log_{10}

Lenabasum Safety Overview

HAS ACCEPTABLE SAFETY PROFILE AND IS WELL-TOLERATED BASED ON DATA TO-DATE

- No serious or severe lenabasum-related AEs to-date
- Maximum Tolerated Dose: 180 mg total daily dose.
  - Dose limiting toxicity = Multiple mild to moderate AEs occurred in a given subject, e.g., dizziness, fatigue, nausea, vomiting, feeling odd, and orthostatic hypotension
- AEs in ≥ 2% of 160 subjects treated with lenabasum at therapeutic doses ≤ 60 mg/day are consistent with low level CB1 agonist activity of lenabasum
  - Dizziness – 5%
  - Fatigue – 2.5%
- Changes from baseline in vital signs and laboratory safety tests not different from placebo

Systemic Sclerosis (SSc) Program Overview

Our most advanced program with potential commercialization in 2021

Positive Phase 2 results

Ongoing open-label extension: 52 weeks+
(longest dosed patient > two years)

Ongoing Phase 3 RESOLVE-1 study with results expected 2020

FDA
EUROPEAN MEDICINES AGENCY
SCIENCE MEDICINES HEALTH
Orphan Drug Designation

FDA
Fast Track Status

Systemic Sclerosis Overview

Rare and life-threatening autoimmune disease characterized by tissue inflammation and fibrosis

~200,000
people with SSc in US, EU and Japan[1]

40-60%
mortality in 10 years[2]

Zero
SSc-specific drugs approved

~$1.4B - $2.2B
annual potential market opportunity for lenabasum[1]

1: Health Advances, LLC; Lenabasum Commercial Market Assessment; 2: Tyndall et al, 2010

SSc At A Glance





Sclero = stone, **Derma** = skin

Mortality:
Most lethal of the systemic autoimmune diseases, 40-60% 10-year survival with more severe disease

Pathogenesis:
Autoimmune disease with chronic activation of innate immune responses; organ inflammation, fibrosis and vascular damage

Common Symptoms:
Fatigue, anorexia, weight loss; tight, painful, itchy skin; shortness of breath; swallowing problems, reflux; painful joints and tendons; Raynaud's

Current standard of care:
Immunosuppressives with significant toxicity

* Images (top) Provided by the Scleroderma Foundation

mRSS: Clinically Important Difference Achieved in Skin in Phase 2 Study

Stable standard-of-care drugs, including immunosuppressive drugs


DBPC
OLE Lenabasum
0
-2
-4
-6
-8
-10
-12
Δ mRSS, mean ± SE
0.0
-1.1 -1.1
-1.1
-2.1
-2.6
-2.5
-3.6
-4.0
-3.8
-4.6
-3.5
-5.3
-6.6
-7.3
-8.4
-7.5
-8.9
-9.8
Placebo range
N = 7 other studies
Lenabasum
Placebo
Continued standard-of-care only
0 4 8 12 16
0 4 8 12 16 20 24 28 32 36 40 44 48 52
Weeks

- **Primary efficacy outcome for Ph 3**
- -4 to -5 points is generally considered MCID[1]
- Mean time off drug before start of OLE = 20 wks

Comparator trials: All NS

Drug	N	Time (wks)	mRSS, mean (SD) change from baseline	
			Active	PBO
Six drug trials[1]	492	~26	-2.9	
Cyclophosphamide[2]	84	52	-5.3	-1.7
Tocilizumab[3], Ph 2	67	24	-4.2	-2.1
	58	48	-5.9	-3.2
Tocilizumab[4] + rescue immunosuppressive drugs after 16 weeks if needed, Ph 3	212	48	-6.1	-4.4
Abatacept[5] + rescue immunosuppressive drugs after 26 weeks if needed , Ph 2	88[6]	52	-6.2	-4.5

[1] α interferon, d-penicillamine, relaxin Ph 2 and 3, minocycline, methotrexate, anti-TGFβ, Merkel et al, Arthritis Rheum 2012;64:3420. [2] Khanna et al, ACR abstract 2016. [3] Le et al, Ann Rheum Dis 2011; 70: 1104. [4] Khanna et al. EULAR abstract SAT0373, 2017. [4] Khanna et al. ACR abstract 898, 2018 [5] Khanna et al. ACR abstract 900, 2018 [6] 69 completers

Baseline mRSS mean mRSS (SD) = 23.6 (10.4) for lenabasum arm and 26.2 (11.1) for placebo arm in Part A and 20.4 (11.0) for all subjects at start of open-label dosing.

ACR CRISS Score: Clear Improvement Achieved in Overall Disease

Stable standard-of-care drugs, including immunosuppressive drugs



DBPC
OLE Lenabasum
Lenabasum
Placebo
Continued standard-of-care only
CRISS Score, median
100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
0%
1%
3%
19%
28%
33%
1%
1%
0%
15%
9%
1%
21%
35%
65%
63%
70%
77%
92%
Placebo range
N = 4 other studies
0 4 8 12 16
0 4 8 12 16 20 24 28 32 36 40 44 48 52
Weeks

- Calculated using change from baseline in mRSS, Physician Global Assessment, Patient Global Assessment, Health Assessment Questionnaire - Disability Index, and FVC % predicted
- **Comparator trials:**

Drug	N	Time (wks)	ACR CRISS score, %	
			Active	PBO
Cyclophosphamide[1]	84	52	24	1
Tocilizumab[2], Ph 2	69[3]	24	23	1
	62[3]	48	31	0
Tocilizumab[3] + rescue immunosuppressive drugs after 16 weeks if needed, Ph 3	210	48	89	25
Abatacept[4] + rescue immunosuppressive drugs after 26 weeks if needed , Ph 2	69[5]	52	68	1

[1] Khanna et al. ACR abstract 726, 2017.. [2] Khanna et al. EULAR abstract SAT0373, 2017 [3] Completers only, Initial N = 87.3[4] Khanna et al. ACR abstract 898, 2018 [4] Khanna et al. ACR abstract 900, 2018 69 completers

1: Khanna et al. Arthritis Rheumatol. 2016; 68:299-311 Khanna et al. EULAR abstract SAT0373, 2017

Distribution of CRISS Scores and Change in mRSS at Week 52 OLE

CHANGE IN mRSS


5
0
-5
-10
-15
-20
-25
mRSS
Individual Subjects

77% of subjects had ≥ 5 point reduction in mRSS

CRISS Scores


100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
CRISS
Individual Subjects

50% of subjects achieved CRISS score ≥ 95% after 1 year in OLE

Ongoing Phase 3 RESOLVE-1 Study

Topline data expected 2020

Double-blind, randomized, placebo-controlled study

- 52 Week study
- Multinational
- ~354 subjects
- 20mg BID / 5mg BID / Placebo — 1:1:1 dosing

Primary Endpoint: Change from baseline in mRSS

Secondary Endpoints: Change from baseline in HAQ-DI; ACR CRISS; Change from baseline in FVC % predicted

Dermatomyositis (DM) Program Overview

Second rare autoimmune disease with positive Phase 2 clinical data

- Phase 2 results funded by NIH grant
- Ongoing open-label extension: 52 weeks+
- Phase 3 study expected to commence end of 2018

FDA Orphan Drug Designation in U.S.

EUROPEAN MEDICINES AGENCY SCIENCE MEDICINES HEALTH Orphan Designation from E.U.

DM Overview

Rare and serious autoimmune condition related to SSc and characterized by skin and muscle inflammation

~80,000
people with DM in US, EU and Japan[1]

30%
mortality in 5 years[2]

Zero
DM-specific drugs approved

~$1B - $2B
annual potential market opportunity for lenabasum[1]

1: Health Advances, LLC; Lenabasum Commercial Market Assessments; 2: Schiopu et al, 2012

DM At A Glance






D

Dermato = skin, **Myositis** = muscle inflammation

Pathogenesis
Autoimmune disease with organ inflammation, fibrosis, atrophy and vascular changes

Common Symptoms
Proximal weakness, rash, pain, itch, shortness of breath

Current standard of care
Immunosuppressives with significant toxicity

* Images (top) Provided by Myositis Support and Understanding; images (bottom) republished with permission of John Wiley and Sons, from Cutaneous Ulceration in Dermatomyositis: Association With Anti–Melanoma Differentiation–Associated Gene 5 Antibodies and Interstitial Lung Disease, Narang, Neera S. et al, 67(5), 2015; permission conveyed through Copyright Clearance Center, Inc.

CDASI Activity Score – Demonstrated Clinically Meaningful Improvement in Skin


Stable standard-of-care drugs, including immunosuppressive drugs
DBPC
N = 11 per cohort
No study drug
N = 20 entering OLE
OLE Lenabasum
N = 20 Weeks 0 – 20
N = 17 completed Week 28 at data cut
Lenabasum
Placebo
Continued standard-of-care only
Improvement
Δ CDASI Activity Score Score, Mean ± SE
Weeks
0.0
0.0
-3.4
-3.7
-5.0
-4.6
-4.3
-2.5
-7.8
-7.6
-8.0
-5.5
-7.4
-9.3
-3.7
-7.5
-9.4
-12.7
-16.0
-13.8
-15.4

- Cutaneous Dermatomyositis Disease Activity and Severity Index (CDASI)
- Continued improvement in CDASI activity score during OLE
- Mean improvement of 15.4 points at Week 28
- 14/17 (82.3%) subjects achieving ≥ 10-point improvement in CDASI activity score at Week 28

1 Week 0 DBPC CDASI activity score mean (SD) = 33.3 (9.74) for lenabasum and 35.8 (7.77) for placebo. P* = 0.09, p = 0.05, p = 0.28, p = 0.04, for lenabasum vs. placebo at Weeks 4, 8, 12, and 16, respectively, of DBPC Part A of study, MMRM, 2-sided

Upcoming Phase 3 Clinical Study Design

Study expected to commence end of 2018

Double-blind, randomized, placebo-controlled study

52

Week study



Multinational

~150 subjects

20mg BID

5mg BID

Placebo

2:1:2 dosing

Primary Endpoint: American College of Rheumatology (ACR) / European League Against Rheumatism (EULAR) 2016 Total Improvement Score (TIS) in Adult Dermatomyositis & Polymyositis

Secondary Endpoints: Change in CDASI activity score

Cystic Fibrosis (CF) Program Overview

Targeting all patients while not competing with CFTR therapies

Positive Phase 2a results

Ongoing Large Phase 2b study

FDA / European Medicines Agency: **Orphan Drug Designation**

$30M in Development Awards from the Cystic Fibrosis Foundation[1]

FDA: **Fast Track Status**

1: $5 million awarded in 2015 for first Phase 2 study, project completed; up to additional $25 million development awarded in 2018 towards Phase 2b study

CF At A Glance

Genetic disease characterized by chronic lung inflammation that leads to lung damage and fibrosis

~70,000
people with CF in 7 major markets[1]

Inflammation and fibrosis
play key role in morbidity and mortality

Zero
drugs approved targeting inflammation

~$0.7 - $1B
annual potential market opportunity for lenabasum[1]

1: Health Advances, LLC; Lenabasum Commercial Market Assessments

Lenabasum Reduced PEx in Completed Phase 2 Study

Primary outcome for ongoing Phase 2b study


Rate of Pulmonary Exacerbations
Requiring New Antibiotics
Weeks 1-4
Weeks 5-12
Events per subject per 12 weeks
0
0.1
0.2
0.3
0.4
0.5
0.6
0.7
0.8
0.9
1
0.77
0.35
0.38
0.46
0.25
0.21
Placebo
1 mg
5 mg
Placebo
20 mg
20 mg bid


Kaplan-Meier Survival Time Without a PEx
+ Censored
Lenabasum
Placebo
Survival Probability
1.0
0.8
0.6
0.4
0.2
0.0
Lenabasum 61 60 61 57 53 53 51 50 45 40 37 37
Placebo 24 21 21 21 16 15 15 15 14 14 13 13
0
20
40
60
80
Days PEx Free
Treatment
Lenabasum
Placebo

P = 0.047, Cox proportional hazard model, 2-sided, Hazard ratio = 0.452

Ongoing CF Phase 2b Study

Open to people with CF 12 years and older, regardless of mutation or current background medications, including Orkambi®, Kalydeco® and Symdeko®

Double-blind, randomized, placebo-controlled study

- **28 Week study**
- 
Multinational
- **~415 subjects**
- 20mg BID / 5mg BID / Placebo — **2:1:2 dosing**

Primary Endpoint: Event rate of PEx

Secondary Endpoints: Other measures of PEx; CFQ-R Respiratory Domain Score; FEV1 % predicted

1: Development award from CFF announced in January 2018, which provides up to $25M in funding

Jenrin Transaction

Accelerates Leadership in ECS for Targeting Inflammation and Fibrosis *Beyond* Rare Diseases

About Jenrin Discovery

Jenrin Discovery

- Privately-held, Chadds Ford, PA-based drug discovery company
- Focused on ECS-based therapies for liver disease, diabetes and obesity
- First-in-class small molecule drug candidates designed to selectively target peripheral tissues
- Lead program = CB1 inverse agonist

Corbus has licensed worldwide rights to portfolio of >600 Jenrin compounds that modulate cannabinoid receptors

TRANSACTION TERMS:

- exclusive licensing agreement
- up-front cash payment and milestone payments
- royalty payments for sales of any Jenrin compound

CRB-4001: Targeting Peripheral Organ Fibrosis with Strong Pre-Clinical Data

CRB-4001 → Peripheral CB1 inverse agonist (700 fold CB1:CB2) → Targeting organ fibrosis in the periphery → Preparing for Phase 1 in 2019

Exposure limited to the periphery
(28-day dosing at 3 mg/kg/day in wild-type mice)


ng/mL or ng/g
1500
1000
500
0
Plasma
Brain
Levels


AUC radioactivity
150
100
50
0
Vehicle
CRB-4001

Minimal displacement of CB1 PET ligand from brain by CRB-4001

cAMP activation
More potent than rimonabant on human pancreatic islet cells


cAMP (pmol cAMP/µg islet protein)
10
8
6
4
2
*
*
**
Glucose (mM) 2.0 7.5 7.5 7.5 7.5 7.5 7.5 7.5
Rimonabant (nM) - - 0.1 1.0 100 - - -
CRB-4001 (nM) - - - - - 0.1 1.0 100

Human pancreatic islet cells cultured/stimulated with glucose in presence or absence of rimonabant or CRB-4001. Data are mean ± SEM of 3 experiments. $P < 0.05$ vs. glucose alone, Gonzalez-Mariscal et al, Sci Rep. 2016;6:33302

Lead Compound, CRB-4001, As a Potential Treatment of NASH


CB1
+
Obesity / insulin resistance
CB1
+
Steatosis
(Steato)hepatitis
CB1
+
Fibrosis
Cirrhosis

CRB-4001 Blocks Metabolic Abnormalities and Reduces Biomarkers of Liver Damage in NASH Model


STD
HFD
Liver: bodyweight ratio (%)
6
4
2
0
Veh
Veh
CRB-4001
*
Hepatic triglyceride (mg/g)
50
40
30
20
10
0
ALT (U/L)
200
150
100
50
0

Cell Metabolism 2012; 16 167-179

STD = standard diet, HFD = high fat diet. 6-7 DIO mice per group, Veh = vehicle. CRB-4001 at 3 mg/kg/day X 28 days. * = $p < 0.01$ vs HFD vehicle

Potential Applicability of CRB-4001 to Other Diseases

LUNG FIBROSIS: Normalization of genes associated with active fibrogenesis in a mouse model of radiation-induced pulmonary fibrosis


Collagen α2 type I
αSMA
TGFβ
CTGF
mRNA expression (fold change)
CB1+/+
CB1+/+ / CB1 inhibitor
CB1-/-
Control
Irradiation/RIF
***
###
*
#
##
**

P < 0.01 and ### P < 0.001 versus irradiated control animals. CB1 inhibitor is AN6545, not CRB-4001. Bronova et al, Am J Resp Cell Mol Biol 2015; 53:555.

HEART FIBROSIS: Attenuation of diabetes associated myocardial fibrosis in CB1-/- mice


A
CB1+/+
CB1-/-
Control
Diabetes
Fibrosis area (%)
CO
Diab

Associated with decrease in mRNA for type 1 collagen, TGFb, CTGF, and fibronectin plus multiple inflammatory cytokines. Similar findings in wild-type mice treated with CB1 inhibitors. * P < 0.05 vs wildtype control. # P < 0.05 vs diabetes control. Rajesh et al. Diabetes 2012;61: 716

Management Team and Board with Proven Record of Execution

Management Team

Yuval Cohen, PhD
Chief Executive Officer, Director
More than 13 years of executive leadership experience in inflammatory disease drug development

Sean Moran, CPA, MBA
Chief Financial Officer
More than 20 years of senior financial experience with emerging biotechnology, drug delivery and medical device companies

Mark Tepper, PhD
President & Chief Scientific Officer
More than 20 years of leadership experience in pharmaceutical R&D

Barbara White, MD
Chief Medical Officer
Previous academician with more than 15 years of industry clinical development and medical affairs experience in inflammatory and autoimmune diseases

Robert Discordia, PhD
VP, Pharmaceutical Development & Manufacturing
More than 25 years of biopharmaceutical industry experience in CMC development and business operations

Ross Lobell
VP, Regulatory Affairs
More than 25 years of regulatory affairs experience with an extensive biopharmaceutical background in leading preclinical, clinical and nonclinical regulatory strategies

Board of Directors

Amb. Alan Holmer Ret.- Chairman of the Board
Chairman of the Board
More than two decades of public service in Washington, D.C. including Special Envoy to China; Former CEO of PhRMA

Avery W. (Chip) Catlin
Director
More than 25 years of senior financial leadership experience in life science companies; Former CFO and Secretary of Celldex Therapeutics

Yuval Cohen, PhD
Chief Executive Officer, Director
More than 13 years of executive leadership experience in inflammatory disease drug development

David Hochman
Director
More than 20 years of healthcare, entrepreneurial and venture capital experience; Chairman & CEO, Orchestra BioMed; Chairman, Motus GI Holdings, Inc. (NASDAQ: MOTS)

John K. Jenkins, MD
Director
Distinguished 25-year career serving at the U.S. FDA, including 15 years of senior leadership in CDER and OND

Paris Panayiotopoulos
Director
More than 20 years of pharmaceutical experience; Former President and CEO of ARIAD Pharmaceuticals, Inc., which was acquired by Takeda Pharmaceuticals for $5.2 billion

Financial Profile: CRBP (NASDAQ)

- $128M equity raised to-date
- $45M non-dilutive funding from NIH and CF Foundation[1]

57.2M
Common shares outstanding (68.9M fully diluted)[2]

~$65M
Cash balance[2]

$296M
Market Cap[3]

1: Includes development award from CFF announced in January 2018 which provides up to $25m in funding; 2: As of June 30, 2018; 3: Based on Sept 19, 2018 closing price of $5.18 per share

Investment Highlights

NASDAQ: **CRBP**
Founded: **2014**
Employees: **65**
Based in: **Norwood, MA**
Capital raised to-date:
$128 million
Additional awards and grants from NIH and CFF:
$45 million

Leading
ECS Pipeline
Rationally-designed small molecules

~$5 billion
Potential Annual Market Opportunity[1]

350,000
Patients in Major Markets[1]

Unique MOA
Target CB1 and CB2 receptors: G-Protein Coupled Receptors (GPCRs)
Modulate inflammation + fibrosis w/o immunosuppression

Late and Early Stage Programs
Lenabasum in Phase 3 for SSc and DM and Phase 2 for CF and SLE

- Fast Track Status in SSc & CF
- Orphan Drug Designation in SSc, DM & CF

CRB-4001

Planned NIH **Phase 2**

Preparing for Phase 1 in 2019

Unencumbered Global Commercial Rights

600+
Compounds

Proven
Expertise in clinical development of ECS-targeting drug candidates

1: Health Advances, LLC; Patient population and market value for lenabasum in 3 indications in US, EU, Japan; excludes lenabasum for treatment of Lupus or Jenrin Discovery assets

CORBUS PHARMACEUTICALS™

Become the Leader in Treatment of Inflammatory and Fibrotic Diseases by Targeting the Endocannabinoid System with the Industry's Leading Pipeline

Corbus Pharmaceutical Holdings, Inc.

617.963.0100

info@corbuspharma.com